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                                                                    EXHIBIT 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-4 of our report dated July 10, 1997, on our audit of the financial statements of the Air Restraint/Industrial Fabrics Division of JPS Textile Group, Inc. We also consent to the reference to our firm under the caption "Experts."


                                    /s/ COOPERS & LYBRAND L.L.P.
                                    ------------------------------
                                    COOPERS & LYBRAND L.L.P.



Spartanburg, South Carolina
August 27, 1997